Exhibit 99.2

Quarterly Investor Supplement

March 31, 2026

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2026. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Investor Contact:

Voya Financial	Mei Ni Chu
200 Park Avenue	IR@voya.com
New York, New York 10166	Web Site:
NYSE Ticker:	investors.voya.com
VOYA

Voya Financial	Page 3 of 43
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments. It excludes results from exited businesses and items that tend to be highly variable from period to period based on capital market conditions or other factors which distort the ability to make a meaningful evaluation of our segments. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes. Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as the results attributable to the redeemable noncontrolling interest (referred to as the noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses; and
•Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 43

Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Benefits and Expenses
Adjusted operating benefits and expenses is a measure of our segment operating benefits and expenses and a non-GAAP financial measure. Each segment’s Adjusted operating benefits and expenses are calculated by adjusting Total benefits and expenses for the following items:
• Changes in market risk benefits;
• Benefits and expenses related to businesses exited or to be exited through reinsurance or divestment;
• Expenses attributable to noncontrolling interests;
• Dividend payments made to preferred shareholders are included in adjusted operating benefits and expenses to reflect expenses related to our common shareholders;
• Other adjustments include:
• Income (loss) related to early extinguishment of debt;
• Impairment of goodwill and intangible assets;
• Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
• Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments;
• Commissions paid to our broker-dealers for sales of non-proprietary products, other items where the income is passed on to third parties, which are reflected in adjusted operating revenue with the fee income related to those products and the elimination of intercompany investment expenses included in Adjusted operating benefits and expenses;
• Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating benefits and expenses is Total benefits and expenses. For a reconciliation of Adjusted operating benefits and expenses to Total benefits and expenses, refer to the “Reconciliations” section of this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe that this supplemental information is useful because we use it to analyze our business and it can help investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee-based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Premium taxes, fees and assessments includes taxes on paid premium, fess associated with business volumes and assessments from insurance departments.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.

Voya Financial	Page 5 of 43

Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Return on Common Equity excluding AOCI
•We believe Adjusted operating return on common equity excluding AOCI is a useful measure which indicates how effectively we are generating returns for common shareholders on our net worth and excludes AOCI which can be highly variable primarily due to changes in interest rates.
•The closest GAAP measure is the Return on Voya Financial, Inc's Equity which is GAAP Net Income Attributable to common shareholders divided by Total Voya Financial, Inc. Shareholders' Equity.
•Adjusted operating return on common equity is defined as after-tax adjusted operating earnings divided by Voya Financial, Inc. common shareholders' equity excluding AOCI.
•We also report Adjusted operating return on common equity excluding AOCI and NOL DTA which excludes components of the Deferred Tax Asset ("DTA") related to federal loss carryforwards ("NOL") plus certain tax credits from the denominator.
•Please see the “Reconciliations” section of this document for a reconciliation of Return on Voya Financial, Inc's Equity to Adjusted operating return on common equity excluding AOCI and Adjusted operating return on common equity excluding AOCI and NOL DTA.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee-based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•The primary adjustment to derive Net revenue is reducing Adjusted operating revenues by “Interest credited and other benefits to contract owners / policyholders”. This adjustment primarily reflects the interest credited to customers for general account products in our Retirement and Employee Benefits segments and the benefits paid to customers in our Employee Benefits segment for Group Life, Stop Loss, and Voluntary products. This adjustment allows us to report to investors our investment spread and our net underwriting gain and loss, which are meaningful measures used by management to evaluate our business and segment performance. Investment spread informs investors how we set crediting rates relative to the yield we earn on our general account investments and net underwriting gain and loss informs investors how we set premiums relative to incurred benefits to policyholders (“loss ratio”).
•We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 43

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Net income (loss) available to Voya Financial, Inc.'s common shareholders	165	136	176	162	139	165	139
Per common share (basic)	1.78	1.43	1.82	1.69	1.45	1.78	1.45
Per common share (diluted)	1.75	1.41	1.80	1.66	1.42	1.75	1.42
Adjusted operating earnings: (1)
Before income taxes	257	226	290	289	232	257	232
After income taxes	214	188	239	240	195	214	195
Effective tax rate	16.9%	17.1%	17.8%	16.9%	15.9%	16.9%	15.9%
Per common share (diluted)	2.26	1.94	2.45	2.46	2.00	2.26	2.00
Return on Equity
TTM Return on Voya Financial, Inc's Equity	13.4%	13.3%	12.8%	11.3%	12.5%	13.4%	12.5%
TTM Adjusted operating return on common equity excluding AOCI (1)	14.5%	14.3%	13.6%	12.8%	12.6%	14.5%	12.6%
TTM Adjusted operating return on common equity excluding AOCI and NOL DTA (1)	18.7%	18.6%	17.9%	17.0%	16.7%	18.7%	16.7%
Shareholder's equity:
Total Voya Financial, Inc. Shareholders' Equity	4,658	4,953	4,957	4,629	4,383	4,658	4,383
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	6,107	6,129	6,123	6,084	5,952	6,107	5,952
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI and NOL DTA	4,797	4,800	4,751	4,654	4,486	4,797	4,486
Book value per common share (including AOCI)	43.79	46.28	45.55	41.71	39.20	43.79	39.20
Book value per common share (excluding AOCI) (2)	66.09	65.34	64.18	63.18	61.87	66.09	61.87
Leverage Ratios:
Debt-to-Capital	34.9%	29.8%	29.8%	31.2%	32.4%	34.9%	32.4%
Financial Leverage - excluding AOCI (2)(3)	29.7%	27.0%	26.7%	27.4%	27.5%	29.7%	27.5%
Shares:
Weighted-average common shares outstanding
Basic	93	95	96	96	96	93	96
Dilutive effects (4)	1	2	2	1	2	1	2
Diluted	95	97	97	98	98	95	98
Ending shares outstanding	92	94	95	96	96	92	96
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	150	120	80	—	—	150	—
Dividends to common shareholders	44	44	43	44	43	44	43
Total cash returned to common shareholders	194	164	123	44	43	194	43

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 41 of this document.
(3) Financial leverage excluding AOCI of 29.7% reflects the $400 million of debt issued in first quarter of 2026 in anticipation of the $447 million 3.65% Senior Notes maturing on June 15, 2026. Proforma Financial Leverage excluding AOCI is 27.2% excluding the $400 million debt issuance.

(4) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 7 of 43

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025

Revenues
Net investment income	569	591	583	584	560	569	560
Fee income	604	633	616	577	570	604	570
Premiums	744	738	719	718	737	744	737
Net gains (losses)	(45)	(34)	(21)	(41)	(34)	(45)	(34)
Other revenues	109	136	100	100	104	109	104
Income (loss) related to consolidated investment entities	50	47	131	43	32	50	32
Total revenues	2,031	2,111	2,128	1,981	1,969	2,031	1,969
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(819)	(875)	(850)	(801)	(835)	(819)	(835)
Operating expenses	(848)	(937)	(829)	(857)	(824)	(848)	(824)
Net amortization of DAC/VOBA	(65)	(64)	(65)	(58)	(62)	(65)	(62)
Interest expense	(29)	(28)	(29)	(28)	(32)	(29)	(32)
Operating expenses related to consolidated investment entities	(40)	(38)	(48)	(49)	(43)	(40)	(43)
Total benefits and expenses	(1,801)	(1,942)	(1,821)	(1,793)	(1,796)	(1,801)	(1,796)
Income (loss) before income taxes	230	169	307	188	173	230	173
Income tax expense (benefit)	35	20	35	27	22	35	22
Net income (loss)	195	149	272	161	151	195	151
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	13	9	80	(5)	(5)	13	(5)
Net income (loss) available to Voya Financial, Inc.	182	140	192	166	156	182	156
Less: Preferred stock dividends	17	4	16	4	17	17	17
Net income (loss) available to Voya Financial, Inc.'s common shareholders	165	136	176	162	139	165	139

Voya Financial	Page 8 of 43

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	511	537	542	534	506	511	506
Fee income	605	636	617	577	572	605	572
Premiums	740	729	716	720	734	740	734
Other revenue	76	105	68	69	75	76	75
Adjusted operating revenues (1)	1,932	2,006	1,942	1,900	1,888	1,932	1,888

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(764)	(838)	(781)	(761)	(782)	(764)	(782)
Operating expenses	(811)	(852)	(768)	(770)	(779)	(811)	(779)
Net amortization of DAC/VOBA	(42)	(40)	(40)	(34)	(37)	(42)	(37)
Interest expense (2)	(48)	(34)	(47)	(32)	(47)	(48)	(47)
Adjusted operating benefits and expenses (1)	(1,665)	(1,763)	(1,635)	(1,598)	(1,645)	(1,665)	(1,645)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	267	244	307	302	243	267	243
Less: Earnings (loss) attributable to the noncontrolling interest (3)	11	17	17	13	11	11	11
Adjusted operating earnings before income taxes (1)	257	226	290	289	232	257	232

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Retirement	821	866	853	824	798	821	798
Investment Management	251	290	257	239	243	251	243
Employee Benefits	855	845	829	832	841	855	841
Corporate	5	6	3	5	6	5	6
Adjusted operating revenues (1)	1,932	2,006	1,942	1,900	1,888	1,932	1,888

Adjusted operating earnings before income taxes
Retirement	209	255	261	235	207	209	207
Investment Management	46	72	62	51	41	46	41
Employee Benefits	63	(10)	47	69	46	63	46
Corporate	(61)	(90)	(80)	(67)	(62)	(61)	(62)
Adjusted operating earnings before income taxes (1)	257	226	290	289	232	257	232

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(2) Includes dividend payments made to preferred shareholders.
(3) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 9 of 43

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended March 31, 2026
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	456	7	42	5	511
Fee income	341	243	21	—	605
Premiums	—	—	739	—	740
Other revenue	24	1	52	—	76
Adjusted operating revenues (1)	821	251	855	5	1,932

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(226)	—	(538)	—	(764)
Operating expenses	(359)	(192)	(239)	(21)	(811)
Net amortization of DAC/VOBA	(27)	—	(14)	—	(42)
Interest expense (2)	—	—	—	(48)	(48)
Adjusted operating benefits and expenses (1)	(612)	(192)	(792)	(69)	(1,665)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	209	59	63	(63)	267
Less: Earnings (loss) attributable to the noncontrolling interest (3)	—	13	—	(2)	11
Adjusted operating earnings before income taxes (1)	209	46	63	(61)	257

	Three Months Ended March 31, 2025
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	458	6	36	6	506
Fee income	318	236	18	—	572
Premiums	—	—	734	—	734
Other revenue	22	1	53	—	75
Adjusted operating revenues (1)	798	243	841	6	1,888

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(231)	—	(551)	—	(782)
Operating expenses	(333)	(190)	(234)	(22)	(779)
Net amortization of DAC/VOBA	(27)	—	(9)	—	(37)
Interest expense (2)	—	—	—	(47)	(47)
Adjusted operating benefits and expenses (1)	(591)	(190)	(795)	(69)	(1,645)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	207	53	46	(63)	243
Less: Earnings (loss) attributable to the noncontrolling interest (3)	—	12	—	(1)	11
Adjusted operating earnings before income taxes (1)	207	41	46	(62)	232

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(2) Includes dividend payments made to preferred shareholders.
(3) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 10 of 43

Consolidated Balance Sheets

	Balances as of
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Assets
Total investments	38,124	38,571	38,199	37,579	37,703
Cash and cash equivalents	969	1,228	1,157	1,179	868
Assets held in separate accounts	108,467	113,007	111,950	107,278	98,948
Premium receivable and reinsurance recoverable, net	10,609	10,713	10,835	10,965	11,144
Short term investments under securities loan agreement and accrued investment income	1,430	1,398	1,437	1,418	1,459
Deferred policy acquisition costs, Value of business acquired	2,364	2,401	2,435	2,472	2,505
Deferred income taxes	1,911	1,871	1,872	1,979	2,032
Other assets (1)	4,789	4,845	4,903	4,926	4,934
Assets related to consolidated investment entities	4,770	4,825	4,660	4,640	4,357
Total Assets	173,433	178,859	177,448	172,436	163,950
Liabilities
Future policy benefits and contract owner account balances	49,028	49,356	49,337	49,665	49,763
Liabilities related to separate accounts	108,467	113,007	111,950	107,278	98,948
Payables under securities loan agreements, including collateral held	1,218	1,273	1,375	1,128	1,486
Short-term debt	587	586	586	447	1
Long-term debt	1,913	1,518	1,518	1,657	2,103
Other liabilities (2)	2,907	3,492	3,192	3,155	3,048
Liabilities related to consolidated investment entities	2,607	2,588	2,407	2,553	2,240
Total Liabilities	166,727	171,820	170,365	165,883	157,589
Mezzanine Equity
Redeemable noncontrolling interest	226	222	221	215	214
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(1,188)	(1,010)	(883)	(796)	(788)
Additional paid-in capital	6,395	6,358	6,316	6,321	6,299
Retained earnings (deficit)	1,511	1,392	1,301	1,170	1,052
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,719	6,741	6,735	6,696	6,564
Accumulated other comprehensive income	(2,061)	(1,788)	(1,778)	(2,067)	(2,181)
Total Voya Financial, Inc. Shareholders' Equity	4,658	4,953	4,957	4,629	4,383
Noncontrolling interest	1,822	1,864	1,905	1,709	1,764
Total Shareholders' Equity	6,480	6,817	6,862	6,338	6,147
Total Liabilities, Mezzanine Equity and Shareholders' Equity	173,433	178,859	177,448	172,436	163,950

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 11 of 43

DAC/VOBA Segment Trends

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Retirement
Balance as of Beginning-of-Period	1,387	1,398	1,410	1,422	1,044	1,387	1,044
Additions related to business acquisitions(1)	—	—	—	—	390	—	390
Deferrals of commissions and expenses	17	17	16	15	15	17	15
Amortization	(27)	(28)	(28)	(27)	(27)	(27)	(27)
Balance as of End-of-Period	1,376	1,387	1,398	1,410	1,422	1,376	1,422
Deferred Sales Inducements as of End-of-Period	21	21	22	22	22	21	22

Employee Benefits
Balance as of Beginning-of-Period	240	241	241	237	234	240	234
Deferrals of commissions and expenses	10	12	11	11	13	10	13
Amortization	(14)	(12)	(12)	(7)	(9)	(14)	(9)
Balance as of End-of-Period	236	240	241	241	237	236	237

Total
Balance as of Beginning-of-Period	1,627	1,638	1,651	1,659	1,278	1,627	1,278
Additions related to business acquisitions(1)	—	—	—	—	390	—	390
Deferrals of commissions and expenses	27	29	27	26	28	27	28
Amortization	(42)	(40)	(40)	(34)	(37)	(42)	(37)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,613	1,627	1,638	1,651	1,659	1,613	1,659
Balance as of End-of-Period, businesses exited through reinsurance or divestment (2)	751	774	797	821	846	751	846
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,364	2,401	2,435	2,472	2,505	2,364	2,505

(1) Includes VOBA related to the OneAmerica transaction. For further details, refer to our Quarterly Report on Form 10-Q for the first quarter 2025.
(2) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Retirement annuities policies that were not part of the divested businesses.

Voya Financial	Page 12 of 43

Consolidated Capital Structure

	Balances as of
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025

Financial Debt
Senior bonds	2,150	1,754	1,754	1,753	1,753
Subordinated bonds	349	349	349	349	349
Other debt	1	1	1	2	2
Total Financial Debt	2,500	2,104	2,104	2,104	2,104
Other financial obligations (1)	334	329	289	305	298
Total Financial Obligations	2,834	2,433	2,393	2,409	2,402

Mezzanine Equity
Redeemable noncontrolling interest	226	222	221	215	214
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	6,107	6,129	6,123	6,084	5,952
Total Equity (Excluding AOCI)	6,719	6,741	6,735	6,696	6,564
Accumulated other comprehensive income (AOCI)	(2,061)	(1,788)	(1,778)	(2,067)	(2,181)
Total Voya Financial, Inc. Shareholders' Equity	4,658	4,953	4,957	4,629	4,383
Noncontrolling interest	1,822	1,864	1,905	1,709	1,764
Total Shareholders' Equity	6,480	6,817	6,862	6,338	6,147

Capital
Capitalization (3)	7,158	7,057	7,061	6,733	6,487
Adjusted Capitalization excluding AOCI (4)	11,601	11,260	11,254	11,029	10,944

Leverage Ratios
Debt-to-Capital (5)	34.9%	29.8%	29.8%	31.2%	32.4%
Financial Leverage excluding AOCI (6)(7)	29.7%	27.0%	26.7%	27.4%	27.5%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 41 of this document.

(7) Financial leverage excluding AOCI of 29.7% reflects the $400 million of debt issued in first quarter of 2026 in anticipation of the $447 million 3.65% Senior Notes maturing on June 15, 2026. Proforma Financial Leverage excluding AOCI is 27.2% excluding the $400 million debt issuance.

Voya Financial	Page 13 of 43

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of March 31, 2026
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA
Retirement (1)	32,492	104,059	160,235	296,786	482,915	779,701
Investment Management	36,899	33,655	282,877	353,431	58,989	412,420
Employee Benefits	1,737	18	—	1,755	—	1,755
Eliminations/Other (3)	(34,229)	(29,265)	(13,192)	(76,686)	(40,157)	(116,843)
Total AUM and AUA	36,899	108,467	429,920	575,286	501,747	1,077,033

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(3) Includes eliminations for AUM and AUA in our Retirement and Employee Benefit segments that are managed by our Investment Management segment and also reported in their AUM and AUA.

Retirement

Voya Financial	Page 15 of 43
Retirement Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Sources of Adjusted operating earnings before income taxes:
Gross investment income	416	426	429	431	425	1,702	1,588
Investment expenses	(20)	(20)	(19)	(20)	(19)	(80)	(71)
Credited interest	(222)	(229)	(231)	(229)	(228)	(911)	(858)
Net Margin	174	177	179	182	178	711	659
Alternative investment income (1)	29	47	42	42	22	160	109
Other investment income (2)	28	23	27	26	28	105	116
Investment spread and other investment income	231	247	248	250	228	976	884
Full Service Fee-based revenue (3)	216	236	225	201	204	878	727
Recordkeeping and other fee-based revenue	142	143	140	133	128	558	488
Total Fee-based margin	358	379	365	334	332	1,436	1,215
Net underwriting gain (loss) and other revenue	6	5	5	8	7	24	21
Net revenue (4)	595	631	618	592	567	2,436	2,119
Administrative expenses	(286)	(271)	(254)	(259)	(261)	(1,070)	(923)
Net commissions	(73)	(77)	(74)	(71)	(71)	(295)	(264)
DAC/VOBA and other intangibles amortization	(28)	(28)	(28)	(28)	(28)	(112)	(90)
Adjusted operating earnings before income taxes	209	255	261	235	207	960	842
Adjusted Operating Margin TTM	39.4%	39.8%	39.8%	39.3%	39.7%
Full Service Revenue (5)
Full Service Investment spread and other investment income	219	238	236	235	212	928	820
Full Service Fee-based revenue	216	236	225	201	204	878	727
Total Full Service Revenue	435	474	461	437	416	1,807	1,546
Client Assets
Fee-based	685,029	701,089	689,147	662,433	601,790	685,029	601,790
Spread-based (6)	32,492	32,684	32,994	33,220	33,306	32,492	33,306
Investment-only Stable Value	36,673	36,659	36,245	36,678	36,157	36,673	36,157
Wealth Management (7)	30,261	30,852	30,363	28,899	26,946	30,261	26,946
Eliminations (8)	(4,755)	(4,776)	(3,930)	(3,986)	(4,018)	(4,755)	(4,018)
Total Client Assets	779,701	796,508	784,821	757,244	694,180	779,701	694,180

(1) See page 35 for additional detail on Alternative investment income.
(2) Includes investment income on assets backing surplus, excluding Alternative investment income, investment income on cash balances, and income from policy loans.
(3) The fourth quarter of 2025 includes approximately $11 million of revenue true-up not expected to recur in first quarter of 2026.
(4) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(5) Excludes Net underwriting gain (loss) and other revenue.
(6) Spread-based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.
(7) Includes a proprietary IRA mutual fund product wholesaled as a manufacturer and sold to Wealth Management clients through a wholly owned broker-dealer and investment advisor, Voya Financial Advisor ("VFA"). Effective first quarter 2026, the VFA-sold or distributed portion previously eliminated through the Eliminations line is now eliminated within Wealth Management assets. This change did not affect Total Client Assets and prior periods have been recast for comparability.

(8) Includes eliminations for certain client assets included in Recordkeeping and Investment-only Stable Value to better reflect the asset bases generating revenue.

Voya Financial	Page 16 of 43
Retirement Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025

Full Service - Client Assets
Fee-based	240,088	248,617	248,945	237,544	218,347	240,088	218,347
Spread-based	32,218	32,405	32,709	32,933	33,010	32,218	33,010
Client Assets, end of period - Full Service Total	272,305	281,022	281,654	270,477	251,357	272,305	251,357

Full Service - Total
Client Assets, beginning of period	281,022	281,654	270,477	251,357	208,448	251,357	196,607
Transfers / Single deposits	2,354	2,460	1,910	2,174	2,413	8,898	9,389
Recurring deposits	6,005	5,008	5,272	5,396	6,063	21,681	17,924
Total Deposits	8,359	7,468	7,182	7,571	8,475	30,580	27,311
Surrenders, benefits, and product charges	(12,623)	(11,679)	(10,104)	(8,692)	(9,304)	(43,098)	(29,412)
Net Flows	(4,264)	(4,211)	(2,922)	(1,121)	(828)	(12,518)	(2,100)
Interest credited and investment performance	(4,453)	3,579	14,099	20,241	(3,809)	33,466	9,304
Transfer due to business acquisition	—	—	—	—	47,547	—	47,547
Client Assets, end of period - Full Service Total	272,305	281,022	281,654	270,477	251,357	272,305	251,357

Recordkeeping
Client Assets, beginning of period	446,988	434,835	419,669	378,366	340,254	378,366	315,134
Transfers / Single deposits	1,806	8,044	4,272	15,107	34,611	29,229	47,429
Recurring deposits	9,072	6,784	6,567	7,291	8,380	29,714	25,800
Total Deposits	10,878	14,828	10,839	22,399	42,991	58,944	73,228
Surrenders, benefits, and product charges	(15,811)	(12,379)	(18,949)	(9,667)	(12,759)	(56,806)	(39,485)
Net Flows	(4,933)	2,449	(8,110)	12,732	30,232	2,138	33,744
Interest credited and investment performance	(2,567)	9,704	23,276	28,570	(5,200)	58,983	16,408
Transfer due to business acquisition	—	—	—	—	13,080	—	13,080
Client Assets, end of period - Recordkeeping	439,488	446,988	434,835	419,669	378,366	439,488	378,366

Total Defined Contribution (1)
Client Assets, beginning of period	728,011	716,489	690,146	629,723	548,702	629,723	511,741
Transfers / Single deposits	4,160	10,503	6,182	17,282	37,024	38,127	56,819
Recurring deposits	15,077	11,793	11,839	12,688	14,443	51,397	43,722
Total Deposits	19,237	22,296	18,021	29,970	51,467	89,524	100,541
Surrenders, benefits, and product charges	(28,434)	(24,058)	(29,053)	(18,358)	(22,063)	(99,903)	(68,898)
Net Flows	(9,197)	(1,762)	(11,032)	11,611	29,404	(10,380)	31,644
Interest credited and investment performance	(7,021)	13,284	37,375	48,811	(9,009)	92,449	25,712
Transfer due to business acquisition	—	—	—	—	60,627	—	60,627
Client Assets, end of period - Total Defined Contribution	711,793	728,011	716,489	690,146	629,723	711,793	629,723

(1) Total of Full Service and Recordkeeping.

Voya Financial	Page 17 of 43
Retirement Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025

Defined Contribution Investment-only Stable Value (SV) (1)
Assets, beginning of period	36,659	36,245	36,678	36,157	34,557	36,157	34,814
Transfers / Single deposits	501	1,192	94	814	1,629	2,601	3,036
Recurring deposits	152	350	367	145	554	1,014	924
Total Deposits	653	1,542	462	959	2,183	3,616	3,960
Surrenders, benefits, and product charges	(1,096)	(1,713)	(1,716)	(707)	(1,024)	(5,232)	(4,606)
Net Flows	(443)	(171)	(1,254)	252	1,159	(1,616)	(646)
Interest credited and investment performance	456	585	821	270	440	2,132	1,988
Assets, end of period - Defined Contribution Investment-only SV	36,673	36,659	36,245	36,678	36,157	36,673	36,157

Wealth Management (2)(3)	30,261	30,856	30,367	28,903	26,950	30,261	26,950
Other Assets (4)	5,728	5,758	5,648	5,503	5,368	5,728	5,368
Eliminations (5)	(4,755)	(4,776)	(3,930)	(3,986)	(4,018)	(4,755)	(4,018)
Total Client Assets	779,701	796,508	784,821	757,244	694,180	779,701	694,180

(1) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(2) Includes a proprietary IRA mutual fund product wholesaled as a manufacturer and sold to Wealth Management clients through VFA. Effective first quarter 2026, the VFA-sold or distributed portion previously eliminated through the Eliminations line is now eliminated within Wealth Management assets. This change did not affect Total Client Assets and prior periods have been recast for comparability.

(3) Includes assets under advisement, which comprise brokerage and investment advisory assets offered through Voya’s registered investment advisors and broker-dealers affiliated with VFA, as well as a proprietary IRA mutual fund product that is distributed by VFA and other non-affiliated broker-dealers and investment advisors.

(4) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(5) Includes eliminations for certain client assets included in Recordkeeping, and Investment-only Stable Value to better reflect the asset bases generating revenue.

Investment Management

Voya Financial	Page 19 of 43
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Sources of Adjusted operating earnings before income taxes:
Investment capital income (1)	7	6	11	4	5	28	20
Other investment income	—	1	1	1	1	3	4
Investment spread and other investment income	7	7	12	5	6	31	24
Fee-based margin (2)	244	283	245	234	237	1,006	967
Net revenue (3)	251	290	257	239	243	1,037	991
Administrative expenses	(192)	(198)	(177)	(174)	(190)	(741)	(713)
Adjusted operating earnings before income taxes, including noncontrolling interest	59	92	80	65	53	296	278
Adjusted Operating Margin TTM	28.6%	28.3%	28.5%	28.0%	28.1%
Fee-based margin (2)
Investment advisory and administrative revenue	243	250	245	237	236	975	936
Other fee-based margin	1	33	—	(3)	1	31	30
Fee-based margin	244	283	245	234	237	1,006	967

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including noncontrolling interest	59	92	80	65	53	296	278
Less: Earnings (loss) attributable to the noncontrolling interest (4)	13	21	18	14	12	66	65
Adjusted operating earnings before income taxes	46	72	62	51	41	231	213

(1) See page 35 for additional detail on Alternative investment income, including Investment capital income.
(2) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 20 of 43
Investment Management Analysis of AUM and AUA

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Client Assets:
External Clients
Institutional	169,767	171,557	173,442	166,833	161,220	169,767	161,220
Retail (1)	146,764	151,279	156,355	156,329	147,025	146,764	147,025
Subtotal External Clients	316,532	322,835	329,797	323,162	308,245	316,532	308,245
General Account	36,899	37,290	36,503	36,428	36,734	36,899	36,734
Total Client Assets (AUM)	353,431	360,125	366,300	359,589	344,978	353,431	344,978
Assets under Advisement and Administration (AUA) (1)	58,989	62,030	53,527	53,530	50,162	58,989	50,162
Total AUM and AUA	412,420	422,155	419,827	413,119	395,140	412,420	395,140

Investment Advisory and Administrative Revenues (2)
External Clients
Institutional	92	94	92	89	89	367	355
Retail	127	134	130	125	124	516	494
Subtotal External Clients	219	228	222	214	213	883	849
General Account	19	18	18	19	19	74	70
Total Investment Advisory and Administrative Revenues (AUM)	238	246	240	232	232	956	919
Administration Only Fees	5	4	4	5	5	18	17
Total Investment Advisory and Administrative Revenues	243	250	245	237	236	975	936

Revenue Yield (bps) (2)
External Clients
Institutional	21.4	21.7	21.6	21.7	22.1	21.6	22.8
Retail	33.8	34.1	33.1	33.2	33.0	33.6	33.0
Revenue Yield on External Clients	27.2	27.6	27.1	27.2	27.4	27.3	27.8
General Account	20.2	20.2	20.1	20.3	20.6	20.2	20.2
Revenue Yield on Client Assets (AUM)	26.5	26.8	26.4	26.5	26.7	26.6	27.0
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.4	3.0	3.3	3.5	3.6	3.3	3.3
Total Revenue Yield on AUM and AUA (bps)	23.1	23.7	23.4	23.6	23.8	23.5	23.9

Revenue Yield on Client Assets (AUM) TTM	26.6	26.6	26.7	26.9	27.0	26.6	27.0

(1) In the fourth quarter of 2025, approximately $11 billion of separately managed account AUM was reclassified as AUA. This reclassification had an immaterial impact on revenue.
(2) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 21 of 43
Investment Management Account Rollforward by Source

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Institutional AUM:
Beginning of period AUM	171,557	173,442	166,833	161,220	156,568	161,220	148,489
Inflows	5,562	7,672	12,780	6,665	10,460	32,679	35,492
Outflows	(5,159)	(6,986)	(9,219)	(5,713)	(5,272)	(27,077)	(23,393)
Net flows - Institutional	403	686	3,560	952	5,187	5,601	12,098
Change in Market Value	(1,850)	772	4,341	5,622	(345)	8,885	4,243
Other (Including Acquisitions / Divestitures)	(342)	(3,344)	(1,292)	(961)	(191)	(5,939)	(3,611)
End of period AUM - Institutional	169,767	171,557	173,442	166,833	161,220	169,767	161,220
Organic Growth (Net Flows/Beginning of period AUM)	0.2%	0.4%	2.1%	0.6%	3.3%	3.5%	8.1%
Market Growth %	-1.1%	0.4%	2.6%	3.5%	-0.2%	5.5%	2.9%
Retail AUM:
Beginning of period AUM	151,279	156,355	156,329	147,025	149,214	147,025	148,710
Inflows	10,474	12,033	11,408	11,093	12,774	45,008	44,624
Outflows	(10,812)	(11,540)	(11,091)	(10,218)	(10,279)	(43,661)	(37,076)
Net flows - Retail	(338)	493	317	874	2,496	1,346	7,549
Net Money Market Flows	(133)	(42)	(38)	49	117	(164)	312
Change in Market Value	(4,648)	2,289	7,072	8,984	(4,816)	13,695	1,124
Net Flows from Divested Businesses (1)	(270)	(28)	(6,397)	(259)	(374)	(6,954)	(8,717)
Other (Including Acquisitions / Divestitures)	875	(7,787)	(927)	(344)	388	(8,183)	(1,954)
End of period AUM - Retail	146,764	151,279	156,355	156,329	147,025	146,764	147,025
Retail Organic Growth excluding Net Flows from Divested Businesses (Net Flows / Beginning of period AUM)	-0.2%	0.3%	0.2%	0.6%	1.7%	0.9%	5.1%
Market Growth %	-3.1%	1.5%	4.5%	6.1%	-3.2%	9.3%	0.8%
Net Flows:
Institutional Net Flows	403	686	3,560	952	5,187	5,601	12,097
Retail Net Flows	(338)	493	317	874	2,496	1,346	7,549
Net Flows from Divested Businesses	(270)	(28)	(6,397)	(259)	(374)	(6,954)	(8,717)
Total Net Flows	(205)	1,151	(2,520)	1,567	7,310	(7)	10,930
Net Flows excluding Net Flows from Divested Businesses	65	1,179	3,877	1,826	7,683	6,947	19,646
Total External Clients Organic Growth (Net Flows excluding Divested Businesses / Beginning period AUM)	—%	0.4%	1.2%	0.6%	2.5%	2.3%	6.6%

(1) In the third quarter of 2025, Net Flows from Divested Businesses primarily reflect the out-flow of assets associated with a legacy partnership.

Voya Financial	Page 22 of 43
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Institutional
Equity	27,382	29,286	29,404	27,457	22,375
Fixed Income - Public	61,306	61,530	61,776	56,899	57,182
Fixed Income - Privates	70,118	70,105	69,611	68,818	67,245
Alternatives	10,961	10,636	12,651	13,659	14,418
Money Market	—	—	—	—	—
Total	169,767	171,557	173,442	166,833	161,220

Retail
Equity	70,203	73,239	77,684	78,699	70,634
Fixed Income - Public	72,138	73,414	73,976	72,870	71,625
Fixed Income - Privates	125	128	123	277	311
Alternatives	1,891	1,961	1,995	1,876	1,910
Money Market	2,407	2,537	2,576	2,606	2,544
Total	146,764	151,279	156,355	156,329	147,025

General Account
Equity	269	279	125	112	138
Fixed Income - Public	18,136	18,284	18,272	17,870	18,071
Fixed Income - Privates	16,005	16,072	15,973	16,271	16,574
Alternatives	1,960	2,003	1,712	1,615	1,650
Money Market	529	652	421	560	300
Total	36,899	37,290	36,503	36,428	36,734

Combined Asset Type
Equity	97,854	102,804	107,213	106,268	93,147
Fixed Income - Public	151,579	153,227	154,024	147,639	146,878
Fixed Income - Privates	86,248	86,305	85,707	85,366	84,130
Alternatives	14,813	14,600	16,359	17,150	17,979
Money Market	2,936	3,189	2,997	3,166	2,844
Total	353,431	360,125	366,300	359,589	344,978

Total Private and Alternative Assets	101,061	100,905	102,066	102,516	102,109
% of Private and Alternative Assets / Total AUM	28.6%	28.0%	27.9%	28.5%	29.6%

Employee Benefits

Voya Financial	Page 24 of 43
Employee Benefits Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Sources of Adjusted operating earnings before income taxes:
Gross investment income	27	27	27	27	27	108	105
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(11)	(11)	(11)	(11)	(12)	(44)	(49)
Net margin	14	15	15	14	14	58	52
Alternative investment income (1)	5	8	7	7	3	27	13
Other investment income	12	11	12	10	10	45	39
Investment spread and other investment income	31	34	34	31	27	130	104
Fee-based margin (2)	59	57	54	56	56	226	224
Net underwriting gain (loss) and other revenue	226	151	195	216	206	788	644
Net revenue (3)	316	242	284	303	290	1,145	972
Administrative expenses	(145)	(143)	(134)	(132)	(139)	(554)	(530)
Premium taxes, fees and assessments	(50)	(52)	(52)	(50)	(50)	(204)	(196)
Net commissions	(44)	(45)	(39)	(44)	(45)	(172)	(182)
DAC/VOBA and other intangibles amortization	(14)	(12)	(12)	(7)	(9)	(45)	(36)
Adjusted operating earnings before income taxes	63	(10)	47	69	46	169	27
Adjusted Operating Margin TTM	14.7%	13.6%	6.0%	3.7%	2.7%
Group life:
Premiums	155	165	162	166	162	648	667
Benefits	(110)	(116)	(120)	(124)	(146)	(470)	(542)
Other (4)	(3)	(3)	(3)	(3)	(2)	(12)	(11)
Total Group life	43	47	39	40	14	169	115
Group life Loss Ratio (interest adjusted) (5)	70.6%	70.0%	74.2%	74.3%	90.3%	72.3%	81.2%
Group Stop loss:
Premiums	382	391	388	388	390	1,549	1,746
Benefits (6)	(304)	(375)	(324)	(312)	(293)	(1,315)	(1,613)
Other (4)	(1)	(1)	(1)	(2)	(2)	(5)	(7)
Total Group Stop loss	77	14	62	75	96	228	127
Stop loss Loss Ratio (5)	79.5%	96.0%	83.6%	80.3%	75.0%	84.9%	92.3%
Voluntary Benefits, Disability, and Other	106	90	94	100	97	390	402
Net underwriting gain (loss) and other revenue
Premiums	743	744	739	741	747	2,967	3,165
Benefits	(515)	(591)	(542)	(524)	(538)	(2,172)	(2,512)
Other (4)	(2)	(2)	(2)	(2)	(3)	(8)	(8)
Total Net underwriting gain (loss) and other revenue	226	151	195	216	206	788	644
Total Aggregate Loss Ratio (5)	69.4%	79.5%	73.4%	70.7%	72.0%	73.2%	79.4%
Total Aggregate Loss Ratio TTM (5)	73.2%	73.9%	78.0%	79.0%	79.4%
(1) See page 35 for additional detail on Alternative investment income.
(2) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(5) Reported Loss ratios are net of reinsurance recoveries.
(6) The first quarter of 2026 reflects favorable reserve releases on the 2024 and 2025 policy years.

Voya Financial	Page 25 of 43

Quarterly Loss Ratio Development for Group Stop Loss

	Estimated Ultimate Loss Ratio as of
	Three Months Ended
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024

2026 Stop Loss Policy Year (1)	87%	—%	—%	—%	—%	—%	—%	—%	—%

2025 Stop Loss Policy Year(1)	90%	90%	87%	87%	87%	—%	—%	—%	—%

2024 Stop Loss Policy Year (Largely Developed) (1)	89%	89%	90%	90%	92%	94%	86%	81%	81%

Reported Loss Ratio for Stop Loss (2)	80%	96%	84%	80%	75%	115%	93%	83%	84%
(1) Loss ratios by policy year reflect reserve levels and are gross of reinsurance recoveries. See page 43 for further details on January and Non-January cohorts.
(2) Reported Loss ratios are net of reinsurance recoveries.

Voya Financial	Page 26 of 43
Employee Benefits Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Sales by Product Line:
Group life and Disability	71	7	29	22	74	129	110
Stop loss	280	27	59	14	265	380	335
Voluntary and Other (1)	121	11	17	37	99	186	168
Total sales by product line	472	45	105	73	438	695	612

Total gross premiums and deposits	838	825	837	843	846	3,343	3,546

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	916	965	989	977	971	916	971
Stop loss	1,563	1,578	1,572	1,569	1,589	1,563	1,589
Voluntary and Other (1)	1,157	1,103	1,100	1,103	1,117	1,157	1,117
Total annualized in-force premiums and fees by product line	3,636	3,646	3,662	3,649	3,677	3,636	3,677

Assets Under Management by Fund Group:
General account	1,737	1,805	1,906	1,945	1,870	1,737	1,870
Separate account	18	19	19	18	17	18	17
Total AUM	1,755	1,824	1,925	1,963	1,887	1,755	1,887

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Corporate

Voya Financial	Page 28 of 43

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Interest expense (excluding Preferred stock dividends) (1)	(31)	(30)	(30)	(28)	(31)	(119)	(123)
Preferred stock dividends	(17)	(4)	(16)	(4)	(17)	(41)	(41)
Pension expense (2)	(13)	(13)	(13)	(13)	(13)	(52)	(49)
Other (3)	(2)	(47)	(22)	(22)	(2)	(93)	9
Adjusted operating earnings before income taxes, including noncontrolling interest	(63)	(94)	(81)	(67)	(63)	(305)	(204)
Less: Earnings (loss) attributable to the noncontrolling interest	(2)	(3)	(1)	(1)	(1)	(7)	(3)
Adjusted operating earnings before income taxes	(61)	(90)	(80)	(67)	(62)	(298)	(201)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Administrative Expenses and Adjusted Operating Return on Capital

Voya Financial	Page 30 of 43
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Retirement	(286)	(271)	(254)	(259)	(261)	(1,070)	(923)
Investment Management	(192)	(198)	(177)	(174)	(190)	(741)	(713)
Employee Benefits	(145)	(143)	(134)	(132)	(139)	(554)	(530)
Total Administrative Expenses (1)	(623)	(612)	(565)	(565)	(590)	(2,365)	(2,166)

(1) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 31 of 43
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Retirement
Adjusted operating earnings before income taxes - before interest	960	959	913	863	842
Income tax expense	137	139	131	122	119
Adjusted Operating Earnings - before interest and after income taxes	823	820	782	741	723
Adjusted Operating effective tax rate (1)	12.9%	14.9%	15.0%	14.3%	13.4%
Adjusted Operating effective tax rate TTM	14.3%	14.5%	14.3%	14.1%	14.1%
Average Capital	3,783	3,747	3,674	3,584	3,483
Ending Capital (2)	3,852	3,746	3,791	3,771	3,796
Adjusted Return on Capital	21.8%	21.9%	21.3%	20.7%	20.7%

Investment Management
Adjusted operating earnings before income taxes - before interest (3)	231	226	220	214	213
Income tax expense	49	47	46	45	45
Adjusted Operating Earnings - before interest and after income taxes (3)	182	179	174	169	168
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	877	876	870	861	851
Ending Capital (2)	872	876	883	875	874
Adjusted Return on Capital	20.9%	20.4%	20.1%	19.6%	19.7%

Employee Benefits
Adjusted operating earnings before income taxes - before interest	169	152	59	36	27
Income tax expense	35	32	12	7	6
Adjusted Operating Earnings - before interest and after income taxes	134	120	47	29	21
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,275	1,288	1,291	1,286	1,275
Ending Capital (2)	1,237	1,259	1,295	1,281	1,295
Adjusted Return on Capital	10.4%	9.3%	3.6%	2.2%	1.6%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and tax credits in our Retirement segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

(3) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Investment Information

Voya Financial	Page 33 of 43
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	3/31/2026				12/31/2025				3/31/2026
Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	10,782	28.0%	136	5.2%	10,942	28.0%	152	5.7%	10,782	28.0%	136	5.2%
Private credit	8,877	23.0%	116	5.4%	8,501	22.0%	99	4.7%	8,877	23.0%	116	5.4%
Securitized (2)(3)	9,632	25.0%	131	5.4%	10,034	26.0%	136	5.5%	9,632	25.0%	131	5.4%
Commercial mortgage loans	5,631	15.0%	67	4.9%	5,574	14.0%	67	5.0%	5,631	15.0%	67	4.9%
Municipals	552	1.0%	6	3.9%	598	2.0%	6	3.9%	552	1.0%	6	3.9%
Short-term / Treasury	663	2.0%	7	4.3%	636	2.0%	6	4.3%	663	2.0%	7	4.3%
Equity securities	196	1.0%	3	5.8%	201	1.0%	3	5.8%	196	1.0%	3	5.8%
Policy loans	361	1.0%	4	5.1%	369	1.0%	5	5.4%	361	1.0%	4	5.1%
Derivatives	(5)	—%	4	N/A	(5)	—%	4	N/A	(5)	—%	4	N/A
Book Values and Gross Investment Income before variable components	36,690	95.0%	472	5.3%	36,850	95.0%	477	5.3%	36,690	95.0%	472	5.3%

Book Values and Gross Investment Income on variable components
Limited partnership (4)	1,936	5.0%	32	6.9%	1,909	5.0%	53	11.7%	1,936	5.0%	32	6.9%
Prepayment / Other fee income	N/A	—%	6	0.1%	N/A	—%	7	0.1%	N/A	—%	6	0.1%
Book Values and Gross Investment Income (variable)	1,936	5.0%	37	N/A	1,909	5.0%	60	N/A	1,936	5.0%	37	N/A
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	38,626	100.0%	510	5.4%	38,759	100.0%	537	5.7%	38,626	100.0%	510	5.4%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, funds withheld asset receivables, and other miscellaneous items are excluded.

(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

(4) Includes assets and income related to foreclosed real estate.

Voya Financial	Page 34 of 43
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	12/31/2025		09/30/2025		06/30/2025		03/31/2025
Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	11,035	28.0%	10,913	28.0%	10,585	28.0%	10,610	28.0%
Private credit	8,408	22.0%	8,367	22.0%	8,420	22.0%	8,506	22.0%
Securitized	9,988	26.0%	9,979	26.0%	9,852	26.0%	9,996	26.0%
Municipals	598	2.0%	606	2.0%	609	2.0%	623	2.0%
Short-term / Treasury	709	2.0%	637	2.0%	640	2.0%	524	1.0%
Total Fixed maturities	30,738	79.0%	30,501	79.0%	30,107	79.0%	30,258	79.0%
Commercial mortgage loans	5,560	14.0%	5,371	14.0%	5,483	14.0%	5,553	14.0%
Limited partnership	1,815	5.0%	1,913	5.0%	1,923	5.0%	1,910	5.0%
Equity securities	662	2.0%	626	2.0%	566	1.0%	577	2.0%
Total	38,775	100.0%	38,410	100.0%	38,079	100.0%	38,298	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	16,987	55.0%	16,695	55.0%	16,532	55.0%	16,304	54.0%
NAIC 2	12,448	40.0%	12,470	41.0%	12,178	40.0%	12,459	41.0%
NAIC 3 and below	1,303	4.0%	1,335	4.0%	1,396	5.0%	1,495	5.0%
Total Fixed maturities	30,738	100.0%	30,501	100.0%	30,107	100.0%	30,258	100.0%

Commercial Mortgage Loans:
CML 1	3,970	71.0%	3,905	73.0%	4,039	74.0%	4,111	74.0%
CML 2	1,235	22.0%	1,092	20.0%	1,079	20.0%	1,000	18.0%
CML 3 and below	355	6.0%	374	7.0%	366	7.0%	441	8.0%
Total Commercial mortgage loans	5,560	100.0%	5,371	100.0%	5,483	100.0%	5,553	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 35 of 43
Alternative Investment Income

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Retirement (1)
Alternative investment income at long-term expectations (2)	37	37	37	35	36	146	139
Alternative investment income above (below) expectations	(8)	10	5	7	(14)	14	(30)
Alternative investment income	29	47	42	42	22	160	109
Average alternative investments	1,645	1,644	1,657	1,590	1,591	1,634	1,565

Investment Management (1)
Alternative investment income at long-term expectations (2)	7	7	7	8	7	29	31
Alternative investment income above (below) expectations	—	(1)	4	(4)	(2)	(1)	(11)
Alternative investment income	7	6	11	4	5	28	20
Average alternative investments	305	314	331	344	326	324	341

Employee Benefits (1)
Alternative investment income at long-term expectations (2)	5	5	7	6	5	23	22
Alternative investment income above (below) expectations	—	3	—	1	(2)	4	(9)
Alternative investment income	5	8	7	7	3	27	13
Average alternative investments	216	238	284	268	238	252	221

Total (1)
Alternative investment income at long-term expectations (2)	49	49	51	49	49	198	192
Alternative investment income above (below) expectations	(8)	12	9	4	(19)	17	(50)
Alternative investment income	41	61	60	53	30	215	142
Average alternative investments	2,166	2,196	2,272	2,202	2,155	2,210	2,127

(1) Excludes assets and income related to foreclosed real estate.
(2) The long-term expected return for alternative investments and investment capital is 9% annually.

Reconciliations

Voya Financial	Page 37 of 43
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions USD, except per share)	3/31/2026			12/31/2025			9/30/2025			6/30/2025			3/31/2025
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		165	1.75		136	1.41		176	1.80		162	1.66		139	1.42
Plus: Net income (loss) attributable to noncontrolling interests		13	0.14		9	0.09		80	0.83		(5)	(0.05)		(5)	(0.05)
Less: Preferred stock dividends		(17)	(0.18)		(4)	(0.04)		(16)	(0.17)		(4)	(0.04)		(17)	(0.17)
Income (loss)	230	195	2.07	169	149	1.54	307	272	2.79	188	161	1.65	173	151	1.54
Less:
Net investment gains (losses)	(37)	(30)	(0.31)	4	3	0.03	(16)	(12)	(0.13)	(29)	(23)	(0.23)	(2)	(1)	(0.02)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(26)	(21)	(0.22)	(25)	(20)	(0.21)	(52)	(42)	(0.43)	(30)	(24)	(0.24)	(39)	(31)	(0.32)
Net income (loss) attributable to noncontrolling interests	13	13	0.14	9	9	0.09	80	80	0.83	(5)	(5)	(0.05)	(5)	(5)	(0.05)
Dividend payments made to preferred shareholders	17	17	0.18	4	4	0.04	16	16	0.17	4	4	0.04	17	17	0.17
Other adjustments (3)	6	2	0.02	(50)	(35)	(0.36)	(11)	(10)	(0.10)	(41)	(31)	(0.32)	(30)	(24)	(0.24)
Adjusted operating earnings	257	214	2.26	226	188	1.94	290	239	2.45	289	240	2.46	232	195	2.00

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the three months ended Mar 31, 2026, also includes a $15 million, after-tax, gain on the sale of an office building. For the three months ended Dec. 31, 2025, also includes a $19 million, after-tax, net actuarial loss related to pension and other postretirement benefit obligations and $14 million, after-tax, of severance costs. For the three months ended June 30, 2025, also includes $18 million, after-tax, of severance costs. For the three months ended March 31, 2025, also includes $6 million, after-tax, of severance costs.

Voya Financial	Page 38 of 43
Reconciliation of Adjusted Operating Revenues and Adjusted Operating Benefits and Expenses

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Total revenues	2,031	2,111	2,128	1,981	1,969	2,031	1,969
Less:
Net investment gains (losses)	(22)	(8)	(9)	(38)	(5)	(22)	(5)
Revenues (losses) related to businesses exited or to be exited through reinsurance or divestment	19	31	28	30	28	19	28
Revenues (loss) attributable to noncontrolling interests	46	37	115	35	25	46	25
Other adjustments	55	45	50	54	33	55	33
Total adjusted operating revenues	1,932	2,006	1,942	1,900	1,888	1,932	1,888

Adjusted operating revenues by segment
Retirement	821	866	853	824	798	821	798
Investment Management	251	290	257	239	243	251	243
Employee Benefits	855	845	829	832	841	855	841
Corporate	5	6	3	5	6	5	6
Total adjusted operating revenues	1,932	2,006	1,942	1,900	1,888	1,932	1,888

Total benefits and expenses	(1,801)	(1,942)	(1,821)	(1,793)	(1,796)	(1,801)	(1,796)
Less:
Changes in market risk benefits	(16)	12	(7)	9	3	(16)	3
Benefits and expenses related to businesses exited or to be exited through reinsurance or divestment	(45)	(56)	(81)	(60)	(67)	(45)	(67)
Expenses attributable to noncontrolling interests	(43)	(45)	(51)	(54)	(41)	(43)	(41)
Dividend payments made to preferred shareholders	17	4	16	4	17	17	17
Other adjustments	(49)	(94)	(63)	(95)	(63)	(49)	(63)
Total adjusted operating benefits and expenses	(1,665)	(1,763)	(1,635)	(1,598)	(1,645)	(1,665)	(1,645)
Adjusted operating benefits and expenses by segment
Retirement	(612)	(610)	(592)	(589)	(591)	(612)	(591)
Investment Management	(192)	(198)	(177)	(174)	(190)	(192)	(190)
Employee Benefits	(792)	(856)	(783)	(763)	(795)	(792)	(795)
Corporate	(69)	(99)	(84)	(72)	(69)	(69)	(69)
Total adjusted operating benefits and expenses	(1,665)	(1,763)	(1,635)	(1,598)	(1,645)	(1,665)	(1,645)

Voya Financial	Page 39 of 43
Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Retirement
Adjusted operating revenues	page 9	821	866	853	824	798	3,364	2,985
Interest credited and other benefits to contract owners/policyholders		(226)	(234)	(235)	(232)	(231)	(927)	(865)
Net revenue	page 15	595	631	618	592	567	2,436	2,119

Investment Management
Adjusted operating revenues	page 9	251	290	257	239	243	1,037	991
Net revenue	page 19	251	290	257	239	243	1,037	991

Employee Benefits
Adjusted operating revenues	page 9	855	845	829	832	841	3,361	3,513
Interest credited and other benefits to contract owners/policyholders		(538)	(603)	(546)	(529)	(551)	(2,216)	(2,540)
Net revenue	page 24	316	242	284	303	290	1,145	972

Consolidated
Total Adjusted operating revenues	page 9	1,932	2,006	1,942	1,900	1,888	7,780	7,512
Interest credited and other benefits to contract owners/policyholders		(764)	(838)	(781)	(761)	(782)	(3,144)	(3,406)
Corporate Adjusted operating revenues (1)		(5)	(6)	(3)	(5)	(6)	(19)	(24)
Net revenue	pages 15/19/24	1,163	1,163	1,159	1,134	1,100	4,618	4,082

(1) Includes primarily investment income on assets backing surplus in excess of amounts held at the segment level and TSA Revenue.

Voya Financial	Page 40 of 43
Reconciliation of Adjusted Operating Return on Common Equity Excluding AOCI and NOL DTA

	Twelve Months Ended
(in millions USD)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
TTM Net Income (loss) available to Voya Financial, Inc.'s common shareholders	639	613	570	492	531
TTM Average Total Voya Financial, Inc. Shareholders' Equity	4,765	4,612	4,464	4,361	4,259
TTM Return on Voya Financial, Inc Equity	13.4%	13.3%	12.8%	11.3%	12.5%
Less:
TTM Impact of Preferred Equity, excluded from denominator of Adjusted ROE, ex AOCI	-2.0%	-2.0%	-2.0%	-1.8%	-2.1%
TTM Impact of AOCI, excluded from denominator of Adjusted ROE, ex AOCI	4.9%	5.1%	5.3%	4.8%	5.6%
TTM Net investment gains (losses), after-tax	-1.0%	-0.5%	-0.6%	-0.8%	-0.2%
TTM Income (loss) related to businesses exited or to be exited through reinsurance or divestment, after-tax	-1.8%	-1.9%	-1.9%	-1.9%	-2.0%
TTM Other adjustments, after-tax	-1.2%	-1.7%	-1.5%	-1.8%	-1.4%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI	14.5%	14.3%	13.6%	12.8%	12.6%
Less:
Impact of NOL DTA, excluded from denominator of Adjusted ROE, ex AOCI and NOL DTA	-4.2%	-4.3%	-4.3%	-4.2%	-4.1%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI and NOL DTA	18.7%	18.6%	17.9%	17.0%	16.7%

Voya Financial	Page 41 of 43
Reconciliation of Book Value Per Common Share, Excluding AOCI and Leverage Ratio

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026	3/31/2025
Book value per common share, including AOCI	43.79	46.28	45.55	41.71	39.20	43.79	39.20
Per share impact of AOCI	22.31	19.06	18.64	21.46	22.67	22.31	22.67
Book value per common share, excluding AOCI	66.09	65.34	64.18	63.18	61.87	66.09	61.87

Debt to capital ratio	34.9%	29.8%	29.8%	31.2%	32.4%	34.9%	32.4%
Plus:
Capital impact of adding noncontrolling interest	-7.7%	-6.8%	-6.9%	-6.9%	-7.5%	-7.7%	-7.5%
Impact of adding other financial obligations and treatment of preferred stock (1)	8.9%	9.1%	8.8%	9.4%	9.5%	8.9%	9.5%
Capital impact of excluding AOCI	-6.4%	-5.1%	-5.0%	-6.3%	-6.9%	-6.4%	-6.9%
Financial leverage ratio excluding AOCI	29.7%	27.0%	26.7%	27.4%	27.5%	29.7%	27.5%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.

Appendix

Quarterly Loss Ratio Development for Group Stop Loss Details

	Estimated Ultimate Loss Ratio as of
	Three Months Ended
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
2026 Stop Loss Policy Year Development (1)
January Business	87%	—%	—%	—%	—%	—%	—%	—%	—%
Non-January Business	NM (2)	—%	—%	—%	—%	—%	—%	—%	—%
Total 2026 Policy Year	87%	—%	—%	—%	—%	—%	—%	—%	—%

2025 Stop Loss Policy Year Development (1)
January Business	91%	91%	87%	87%	87%	—%	—%	—%	—%
Non-January Business	85%	85%	85%	85%	NM (2)	—%	—%	—%	—%
Total 2025 Policy Year	90%	90%	87%	87%	87%	—%	—%	—%	—%

2024 Stop Loss Policy Year Development (1)
January Business	90%	91%	91%	91%	93%	95%	86%	81%	81%
Non-January Business	81%	83%	85%	85%	85%	85%	80%	81%	81%
Total 2024 Policy Year	89%	89%	90%	90%	92%	94%	86%	81%	81%

Reported Loss Ratio for Stop Loss (3)	80%	96%	84%	80%	75%	115%	93%	83%	84%
(1) Loss ratios by policy year reflect reserve levels and are gross of reinsurance recoveries.
(2) In the first quarter of each policy year, the Non-January business does not have a material impact to that policy year’s loss ratio.
(3) Reported Loss ratios are net of reinsurance recoveries.